Exhibit 10.1

KENLOC, INC.

SUBSCRIPTION AGREEMENT

1.             Subscription for Shares. The undersigned, intending to be legally bound, hereby irrevocably applies to purchase from Kenloc, Inc. (the “Company”) the number of Common Stock (the “Shares”) indicated on the signature page of this Subscription Agreement, such Shares being described in the confidential Private Placement Memorandum dated February 19, 2018, relating to the Shares (which confidential Private Placement Memorandum, including all amendments thereof and supplements, appendices, and exhibits thereto and all documents, brochures, and material enclosed in the booklet containing the confidential Private Placement Memorandum, is herein referred to as the “Memorandum”). This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Memorandum. THE SIGNATURE OF THE UNDERSIGNED ON THE SIGNATURE PAGE OF THIS SUBSCRIPTION AGREEMENT AND THE SIGNATURE OF THE UNDERSIGNED ON THE SIGNATURE PAGE OF THE COMPANY’S ARTICLES OF INCORPORATION (THE “BYLAWS”) CONSTITUTE THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT.

2.             Consideration and Method of Payment.

(a)             The undersigned agrees to pay cash consideration or cancellation of indebtedness (“Cash Consideration”) to purchase the number of Shares subscribed for hereunder in the amount set forth on the signature page, which represents the payment in full for all Shares subscribed hereunder for cash

Cash Consideration and Stock consideration are collectively referred to herein as “Consideration.”

3.             Acceptance of Subscription.

(a)           The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this and any other subscription for Shares in whole or in part at any time prior to the sale of such Shares, notwithstanding prior receipt by the undersigned of notice of acceptance.

(b)           In the event that this subscription is rejected in whole or in part, or if the sale of Shares is not consummated for any reason by the Termination Date (in which event this subscription shall be deemed to be rejected), the Company shall promptly cause the return of the applicable portion of the Consideration of the Shares to the undersigned, and this Subscription Agreement shall thereafter have no force or effect to that extent.

4.             Representations and Warranties. The undersigned hereby acknowledges, represents, warrants to, and agrees with, the Company as follows:

(a)           The undersigned understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

(i)            The undersigned has received the Memorandum and has had the opportunity to show to and discuss with, the undersigned’s attorney, accountant, and financial advisor, all such information;

(ii)           The undersigned understands that all other documents, records, and books pertaining to this investment have been made available for inspection by the undersigned, the undersigned’s attorney, the undersigned’s accountant, and the undersigned’s financial advisor;

(iii)         The undersigned and/or the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and, as the undersigned may deem necessary, to verify the information contained in the Memorandum and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned;

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(iv)          No oral or written representations have been made or oral or written information furnished to the undersigned or the undersigned’s advisor(s) in connection with the offering of the Shares which were in any way inconsistent with or in addition to the information stated in the Memorandum;

(v)           The undersigned is not subscribing for Shares as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally;

(vi)          If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and could afford a complete loss of such investment;

(vii)         The undersigned has such knowledge and experience in financial, tax, and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the offering of the Shares in order to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto and, therefore, the undersigned is not relying upon the advice of a purchaser representative in making a final investment decision to purchase the Shares;

(viii)        The undersigned is not relying on the Company or any of its directors, officers, employees, or agents, with respect to the tax and other economic considerations of the undersigned relating to this investment. In regard to such considerations, the undersigned has relied on the advice of, or has consulted with, only the undersigned’s own professional advisors who are unaffiliated with and who are not directly or indirectly compensated by the Company;

(ix)          The undersigned is acquiring the Shares solely for the undersigned’s own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(x)           The undersigned will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of the undersigned’s purchase for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states; and that the Company is not under any obligation to register the Shares on the undersigned’s behalf or to assist the undersigned in complying with any exemption from registration;

(b)           The undersigned recognizes that an investment in the Shares involves a high degree of risk, including those set forth under the caption “Risk Factors” in the Memorandum.

(c)           If the undersigned is a corporation, partnership, trust, or other entity, it is authorized and qualified to subscribe to the Shares, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

(d)           If the undersigned is purchasing the Shares subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein (and in any other written statement or document delivered to the Company in connection herewith or in connection with the Prior Offering) shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased.

(e)           All information which the undersigned has heretofore furnished and furnishes herewith to the Company, including, without limitation, the certification as to the undersigned’s status as an “accredited investor” within the meaning of Rule 501 under the Securities Act and applicable state securities laws, in the form attached hereto as a Schedule A or otherwise, and any other information with respect to the undersigned’s financial position and business experience is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information prior to the Company's acceptance or rejection of the Subscription, the undersigned will immediately furnish such revised or corrected information to the Company.

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(f)            The foregoing representations, warranties, and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Company's acceptance of this Subscription as if made on and as of such date and shall survive such date.

5.             Irrevocability; Binding Effect. The investor hereby acknowledges and agrees that the subscription hereunder is irrevocable, that the investor is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the investor thereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and assigns. If the investor is more than one person, the obligations of the investor hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and the investor’s heirs, executors, administrators, successors, legal representatives, and assigns.

6.             Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

7.             Notices. Any notice, demand, or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

8.             Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

9.             Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants, or other agreements except as stated or referred to herein.

10.           Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

11.           Assignability. This Subscription Agreement is not transferrable or assignable by the investor.

12.           Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as applied to residents of that State executing contracts wholly to be performed in that State.

13.            Choice of Jurisdiction. Each of the parties hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the state and federal courts in the state of Nevada, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Nevada, for any proceeding arising out of or relating to this Agreement and the Transactions (and agrees not to commence any proceeding relating thereto except in such courts), and further agrees that service of any process, summons, notice, or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any proceeding brought against it in any such court. Each of the parties hereby irrevocably and unconditionally waives any objection to the laying of venue of any proceeding arising out of this Agreement or the Transactions in the state of Nevada, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, the United States District Court for the District of Nevada, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14.           Tax Matters. Under penalties of perjury, I certify that (i) the number shown on this form is my correct taxpayer identification number, and (ii) that I am not subject to backup withholding because (A) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. Under penalties of perjury, I certify that I am not a non-resident alien individual, a foreign partnership, a foreign corporation, or a foreign estate or trust, that would be a foreign person within the meaning of Section 1441, 1446 and 7701 of the Internal Revenue Code of 1986, as amended, and that I will notify the Company before a change in my foreign status.

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15.           Bylaws. The undersigned hereby agrees to be bound by the terms and provisions of the Bylaws of Kenloc, Inc., dated as of February 2, 2018, in the capacity of a Shareholder of the Company, and the signature of the undersigned below shall be deemed for all purposes as the signature of the undersigned on the said Bylaws as a Shareholder.

16.           Power of Attorney. The undersigned hereby irrevocably makes, constitutes, and appoints [_____], with full power of substitution, as the undersigned’s true and lawful attorney-in-fact, for the undersigned and in the undersigned’s name, place and stead, with power and authority to act in its name and on its behalf to make, execute, deliver, acknowledge, swear to, file and/or record all documents the Manager may deem necessary or desirable to effect any and all amendments to the Articles of Organization for the Company and any other documents or instruments that the Manager may consider necessary or desirable to carry out fully the purposes of the Company as set forth in the provisions of the Bylaws. The power of attorney hereby granted shall be deemed to be coupled with an interest; shall be irrevocable, and shall survive the death, incapacity, insolvency, or dissolution of the undersigned or any assignment by the undersigned of any or all of the undersigned’s Shares; and may be exercised by the Manager (i) acting for the undersigned individually by the signature of one of the officers of the Manager acting on the Manager’s behalf, or (ii) by listing all of the subscribers for Shares executing any instrument and having one of the Manager’s officers sign such instrument on the Manager’s behalf in the Manager’s capacity as attorney-in-fact for such subscribers, or (iii) by any other method authorized by law.

17.           Subscription Information (to be completed by subscriber):

Number of Shares Subscribed for: ___________________

Consideration (No. of Shares x $1.50): $ ____________________

When you return this Subscription Agreement, please include a check in payment of the full amount of the Cash Consideration made payable to “Kenloc, Inc.”

Individuals

Registration for the investment (how the investment should be titled):

______________________________________________________________________________

1.	Name of Investor 1: _______________________________________________________

and if this is a joint investment

Name of Investor 2: _______________________________________________________

Are you a U.S. citizen, national or resident alien? (check one box for each Investor)

Investor 1	Investor 2
[ ]	[ ]	Yes
[ ]	[ ]	No. If no, state citizenship or country of residency:____________________________

2.	Investor 1 Social Security Number: ____________________________________________

Investor 2 Social Security Number: ____________________________________________

3.	Address information:

a.	Principal Residence Address:

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b.	Mail distribution checks to (check one box only):

[ ]	Principal residence address; shown above
[ ]	Other address (such as bank):

4.	Telephone number: ( ) __________________________________________________

Corporation, Partnership, or Limited Liability Company

Registration for the investment (how the investment should be titled):

_____________________________________________________________________________

1.	Entity name: ____________________________________________________________

2.	Entity taxpayer ID number: _________________________________________________

3.	Address information:

a.	Address of principal office::

b.	Mail distribution checks to (check one box only):

[ ]	Principal office, address shown above
[ ]	Other address (such as bank):

4.	Name & Title of Signing Officer: ____________________________________________

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5.	Telephone number: ( ) ___________________________________________________

6.	Date and Place of Organization: ____________________________________________

Trusts

Registration for the investment (how the investment should be titled):

1.	Trust name: ______________________________________________________________

2.	Is the Trust a Revocable Trust, for which income and resulting taxes are reported on the Grantor’s individual tax return? [ ] Yes [ ] No (If “yes”, please answer Item 3 on this page.)

Is the Trust an Irrevocable Trust, for which income and resulting taxes are reported on a Trust tax return? [  ] Yes [  ] No (If “yes”, please answer Item 4 on the next page.)

3.	If a Revocable Trust, please provide:

Name of Grantor 1: _______________________________________________________

and if more than one Grantor

Name of Grantor 2: _______________________________________________________

Grantor 1 Social Security Number: ____________________________________________

Grantor 2 Social Security Number: ____________________________________________

Name(s) of Trustee(s): _____________________________________________________

______________________________________________________________________

Date and Place of Organization: ______________________________________________

Address information:

a.	Address of principal office:

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b.	Mail distribution checks to (check one box only):

[ ]	Principal office, address shown above
[ ]	Other address (such as bank):

Telephone number: (      ) __________________________________________________

4.	If an Irrevocable Trust, please provide:

Name of Grantor 1: _______________________________________________________

and if more than one Grantor

Name of Grantor 2: _______________________________________________________

Grantor 1 Social Security Number: ____________________________________________

Grantor 2 Social Security Number: ____________________________________________

Name(s) of Trustee(s): _____________________________________________________

______________________________________________________________________

Date and Place of Organization: ______________________________________________

Address information:

a.	Principal Office Address:

b.	Mail distribution checks to (check one box only):

[ ]	Principal office, address shown above
[ ]	Other address (such as bank):

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Telephone number: (    ) __________________________________________________

Name of Person Making Investment Decisions for the Trust, if different from the Grantor(s)

________________________________________________________________________

Address and Telephone Number of Person Making Investment Decisions:

________________________________________________________________________

________________________________________________________________________

Telephone number (      ) __________________________________________

[Signatures appear on next page.]

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Signatures

Individual Investors

AGREED AND ENTERED INTO this ______ day of _______________________, ___________.

	Investor 1	Investor 2
Print or Type Name(s):
Signature(s):

All Other Entities

I hereby represent and warrant as an authorized officer, partner, shareholder, or fiduciary on behalf of the entity tendering this Agreement to the Company that the statements made by me in this Agreement are true, complete and correct, and to the best of my knowledge there is no additional information concerning the entity that would make any statement in this Agreement materially misleading or that could adversely affect the answer to any question contained herein. This Agreement is signed by me for and on behalf of the entity tendering this Agreement in my capacity as its duly elected or appointed officer, partner, shareholder, or fiduciary, as its act and deed, and said entity has taken all action required by law and its charter or organizing documents to approve this Agreement and the investment contemplated hereby.

Person Executing on Behalf of Entity

Print or type name of Entity:

Signature of person executing on behalf of Entity:

Print or type name of person and title:

Date:	___________________, ____

1.      FOR USE OF THE COMPANY

Number of Shares Accepted: ___________________          Amount $ ___________________________

Acceptance Date: ___________________________, __________________.

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Schedule A

ACCREDITED INVESTOR VERIFICATION FORM

I certify that I am an "accredited investor" because:

1.       _______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year.

OR

2.       _______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

Signed: _______________________________

Name: ________________________________

Date: _________________________________

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